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                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT


Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 1996

                          ADVANTAGE LIFE PRODUCTS, INC.

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      0-17414                    84-1139554
------------------------           -----------              ------------------
(State of Incorporation)           (Commission              (I.R.S. Employer
                                   File Number)             Identification No.)

             13902 North Dale Mabry, Suite 119, Tampa, Florida 33618
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number,
including area code:  (813) 969-2002


  285 Pinedge Drive, Berlin, New Jersey 08009
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         Corbin & Wertz, the independent accountants previously engaged by Advantage Life Products, Inc. (the "Company"), as its principal accountants to audit its financial statements, resigned on July 16, 1996. The decision to resign was made by Corbin & Wertz. The Company's 1995 and 1994 fiscal years financial statements each contained a "going concern" opinion. There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         Corbin & Wertz did not review the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the quarters ended July 31, 1995, October 31, 1995 or January 31, 1996 and was not involved with the filing of those reports. Consequently, Corbin & Wertz expressed no opinion regarding those financial statements.

         However, as part of determining whether to be engaged in the annual audit of the financial statements of the Company for 1996, Corbin & Wertz informed management that, after reading the Company's Quarterly Report on Form 10-QSB for the quarter ended January 31, 1996 (as filed with the Securities and Exchange Commission) and obtaining a verbal update from management as to the current status of the Company, they believed that the financial statements included in the Form 10-QSB for the three and nine months ended January 31, 1996 should have reflected a material adjustment to the carrying value of the Company's long-term assets, including goodwill, to properly reflect the recoverability of such assets. Corbin & Wertz advised management to evaluate the Form 10-QSB for the period ended January 31, 1996 and consider the reissuance thereof in light of its comments.

         The Company made the adjustments suggested by Corbin & Wertz in its annual financial statements for the year ended April 30, 1996.

         The Company retained the firm of Guida & Jimenez, P.A. as the Company's independent accountants on July 30, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Date:  October 3, 1996


                                          ADVANTAGE LIFE PRODUCTS, INC.


                                          By: /s/ Alan S. Lipstein, President
                                              ----------------------------------
                                                  Alan S. Lipstein, President







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                                  Exhibit Index




   EX-99 Letter from former accountants of Advantage Life Products, Inc., dated October 3, 1996, regarding disclosure contained in Form 8-K filed by Advantage Life Products, Inc.